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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 3, 1999
                                                   -----------------------------

                             BANK PLUS CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)

     Delaware                       0-28292                 95-1782887
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(State or Other Jurisdiction      (Commission            (IRS Employer
  of Incorporation)               File Number)         Identification No.)

4565 Colorado Boulevard, Los Angeles, California              90039
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code  (818) 241-6215
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                                    N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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          This Report is filed pursuant to Item 5 of Form 8-K to report the adoption of a stockholder rights plan by Bank Plus Corporation and amendments to Bank Plus Corporation's By-Laws. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto (except as otherwise indicated):

          Exhibits
          --------

          1. Bank Plus Corporation Press Release dated February 5, 1999 announcing the adoption of a stockholder rights plan.

          2. Form of Letter to Stockholders regarding the adoption of a stockholder rights plan and transmitting a summary of the rights.

          3.   Summary of the Rights issued pursuant to the Rights Agreement.

          4. Form of Rights Agreement, dated as of February 3, 1999, between Bank Plus Corporation and American Stock Transfer & Trust Company, as Rights Agent.

          5.   Amended and Restated By-Laws of Bank Plus Corporation.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 8, 1999                BANK PLUS CORPORATION

                                       By:  /s/ Godfrey B. Evans
                                            ------------------------------
                                       Name: Godfrey B. Evans
                                       Its:  Executive Vice President,
                                             Chief Administrative Officer
                                             and General Counsel

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                                 EXHIBIT INDEX

    Exhibit                                                     Sequentially
    Number          Description                                 Numbered Page*
    ------          -----------                                 --------------

      1             Bank Plus Corporation Press Release
                    dated February 5, 1999 announcing
                    the adoption of a stockholder rights
                    plan

      2 Form of Letter to Stockholders regarding the adoption of a stockholder rights plan and transmitting a summary of the rights

      3 Summary of the Rights issued pursuant to the Rights Agreement

      4 Form of Rights Agreement, dated as of February 3, 1999, between Bank Plus Corporation and
                    American Stock Transfer & Trust Company, as Rights Agent

      5             Amended and Restated By-Laws of Bank
                    Plus Corporation
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* Contained only in manually executed version

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